STATE OF KENTUCKY }

COUNTY OF MUHLENBERG }

MUHLENBERG COUNTY
LS94 PG 787

Prepared by Assignor

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

KNOW ALL MEN BY THESE PRESENTS:

That **MAXIM TEP, INC.**, a Texas corporation (hereinafter called "Assignor"), declares that for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, said Assignor does by this act and these presents SELL, ASSIGN, CONVEY and DELIVER unto **Frank Stack** of 1428 Buckingham Street, PO Box 123, Watertown, Connecticut 06795 (hereinafter called "Assignee"), his successors and assigns, an overriding royalty interest of 4.00% in and to any current or future oil and/or gas leases on the property described in Exhibit "A", attached hereto and made a part hereof.

Assignor does hereby warrant title as to its own acts or claims arising by, through or under Assignor, but not otherwise.

Irrespective of the date of execution hereof, this Assignment is to be effective as of January 1, 2007.

Executed and delivered this the 2nd day of September, 2007.

Witnesses:

Assignor:

MAXIM TEP, INC.

Daniel W. Williams, President

Assignee:

Frank Stack

ACKNOWLEDGEMENT

STATE OF TEXAS }

COUNTY OF MONTGOMERY }

IN WITNESS WHEREOF, this instrument is executed before me, the undersigned Notary, duly commissioned in and for the County of Montgomery, State of Texas, in the presence of the undersigned competent witnesses by DAN WILLIAMS, known to me to be the person and officer whose name is subscribed hereto and who acknowledged to me that he executed the same as a voluntary act and deed on behalf of MAXIM TEP, INC., for that purpose and consideration herein expressed and in the capacity set forth as an officer of MAXIM TEP, INC.

Kristin Anne Barnhart
NOTARY PUBLIC

KRISTIN ANNE BARNHART
Notary Public, State of Texas
My Commission Expires
March 15, 2009
Commission Expires

STATE OF Connecticut }

COUNTY OF New Haven }

On this 16th day of October, 2007 personally appeared before me Frank Stack, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed the same for the purposes therein contained.

Rosemary Armstrong
NOTARY PUBLIC

ROSEMARY ARMSTRONG
Notary Public State of Connecticut
My Commission Expires Mar. 31, 2010
Commission Expires

Prepared by
John B. Ford, Attorney
P.O. Box 838
Greenville KY 42345

EXHIBIT "A"

DESCRIPTION OF PROPERTY

By deed dated March 30, 2004, and recorded in the office of the Muhlenberg County Clerk in Deed Book 503, Page 143, Maxim TEP, Inc., a Texas Corporation, (formerly Maxim Energy, Inc., a Nevada Corporation), received from Advanced Methane Recovery, LLC, a Kentucky Limited Liability Company good, merchantable, fee simple title to the Oil and Gas Minerals underlying the following described real property located in Muhlenberg County, Kentucky, to wit:

Beginning at a Poplar, small hickory and beach corner to the division line between the Humphrey Heirs, running thence with said line North 22 30 East 742 poles to a down Black Oak on a small drain, small Hickory, Poplar and Black Oak marked as pointers to said down tree, this being a plain marked line, also finding several marked corners on said line; thence South 67-30 East 652 poles to a large White Oak, this a plain marked line also a number of corner found on said line; thence South 23-15 West 752 poles to a large White Oak, now down, small Ash and Hickory marked in it stead, this line having several marked corners on same cropping a bluff of rocks at One hundred and thirty poles and also cropping the North Fork of Hazel Creek at five hundred and forty two poles and re-cropping at five hundred and Forty Eight poles and also crossing the South Fork of said Creek at seven hundred and fourteen poles; thence North 66-45 West 6443/4 poles to the beginning, containing 3026 ¾ acres, however, excepting out all the property lying south and west of the Owensboro and Nashville Railroad, which is estimated to contain 18 ¾ acres, leaving 3008 acres, more or less.

DOCUMENT NO: 152154
RECORDED ON: NOVEMBER 13,2007 08:47:28AM
TOTAL FEES: $13.00
COUNTY CLERK: GAYLAN SPURLIN
COUNTY: MUHLENBERG COUNTY
DEPUTY CLERK: KATHY SADDLER
BOOK LS94 PAGES 787 - 789